EXHIBIT 10.1 b




          Instrument
          constituting warrants to subscribe for common stock in Tiger Telematics Inc.




          Dated                                          January 2006




          Osborne Clarke





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                                    Contents
1.       Interpretation........................................................2
2.       Issue of Warrant......................................................3
3.       Certificates..........................................................3
4.       Conditions............................................................3
5.       Governing law.........................................................3
Schedule 1.....................................................................5
Certificate....................................................................5
Schedule 2.....................................................................7
Conditions.....................................................................7
1.       Definitions and interpretation........................................7
2.       Exercise of Warrants..................................................9
3.       Ranking of common stock on exercise..................................10
4.       Undertakings by the Company..........................................10
5.       Variation of rights..................................................10
6.       Adjustments..........................................................11
7.       Rights of the Holder.................................................11
8.       Sale to extend to Warrants...........................................12
9.       Liquidation..........................................................12
10.      Register of Warrants.................................................13
11.      Transferability of Warrants..........................................14
12.      Renewal of Certificates..............................................14
13.      Notices..............................................................14
14.      Meetings of Holders..................................................15





                                       1
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This Instrument is made the day of January 2006 by Tiger Telematics Inc
(registered in the State of Delaware) whose registered office is at [ ] (the "Company").

Whereas the Company has entered into a Loan Agreement with Laffitte Partners LLC ("Laffitte") (the "Loan Agreement") on [ ] January 2006, pursuant to which Laffitte has agreed to lend to the Company the principal amount of US$5,000,000 (as such amount may be reduced by repayment from time to time, or increased by mutual agreement between the Company and Laffitte) (the "Loan"). The Loan may be drawn down in one or more Advances (as such term is defined in the Loan Agreement) within 90 days of [ ] January 2006. Under the Loan Agreement, any part of the Loan not drawn down within that period is to be cancelled.

Whereas in consideration of Laffitte agreeing to advance the Loan, the Company has agreed to issue a warrant instrument in favour of Laffitte.

Whereas in connection with the foregoing, by a resolution of its board of directors passed on January 2006, the Company has determined to create and issue warrants to subscribe for common stock in the Company of US $0.001 each on a dollar for dollar basis with respect to the total value of all Advances made under the Loan Agreement, subject to adjustment in accordance with the Conditions, such warrants to be constituted as hereinafter provided.

Now this Instrument witnesses and the Company hereby declares as follows:

1.       Interpretation

1.1      Definitions

         In this Instrument, (including the schedules to this Instrument), unless the context otherwise requires, the following expressions have the following meanings:

         "By-laws"          the  by-laws of the Company as amended from time to
                            time;

         "Certificate"      a certificate in relation to a Warrant in the form
                            set out in schedule 1 to this Instrument;

         "Conditions"       the conditions to a Warrant as endorsed on each
                            Certificate and as set out in schedule 2 to this Instrument;

         "Holder"           a holder of a Warrant;


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         "Common Stock"     common stock of US$0.001 each in the Company having
                            the rights set out in the By-laws; and

         "Warrant"          the right of a Holder to subscribe for Common Stock
                            at a specified subscription price, such right being issued subject to and in accordance with the terms of this Instrument and the Conditions.

1.2      Interpretation

         Words and expressions defined in schedule 2 to this Instrument shall bear the same meaning where used in this Instrument.

2.       Issue of Warrant

2.1 From the date of this Instrument the Company may issue any number of Warrants PROVIDED THAT the aggregate nominal value of Common Stock for which such Warrants shall give a right to subscribe shall not exceed on a dollar for dollar basis the total value of all Advances made under the Loan Agreement from time to time.

2.2 Subject to the provision of this Instrument the subscription price per Common Stock upon the exercise of this Warrant shall be US $0.30.

3.       Certificates

3.1      Form of certificate

         Each Holder shall be entitled to a Certificate in respect of each Warrant held by him which shall have endorsed thereon the Conditions.

3.2      Issue

         Every Certificate shall be executed as a deed and issued in accordance with the provisions of the By-laws.

4.       Conditions


         The Company shall comply with the Conditions.

5.       Governing law

         This Instrument shall be governed by and interpreted in accordance with the laws of the State of Delaware.


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IN WITNESS whereof this Instrument has been executed by the Company as a deed on the day and year first above written.





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                                   Schedule 1

                                   Certificate

                              TIGER TELEMATICS INC


                      Incorporated in the State of Delaware

             Warrant to subscribe for Common Stock of US $0.001 each
              ("Common Stock") of the Company from time to time in
                 accordance with the Conditions endorsed hereon

                              Certificate Number: 1

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.


----------------------------- ------------------------- ------------------------

  Subscription Price            Number of Common          Percentage of issued
                                Stock represented by      Common Stock
                                this Warrant (subject     represented by this
                                to Adjustment)            Warrant (subject to
                                                          Adjustment)
----------------------------- ------------------------- ------------------------

  US $0.30 per Common Stock     [.........]               [   ]%
----------------------------- ------------------------- ------------------------

THIS IS TO CERTIFY that:

Laffitte Partners LLC

is the registered holder of this Warrant subject to and in accordance with the terms of an Instrument of the Company dated January 2006 ("the Instrument") and the Conditions endorsed hereon.

This Warrant was created and issued under the authority of the By-laws of the Company and pursuant to a resolution of the board of directors of the Company dated Janaury 2006.

Executed as a deed by the Company this                    day of Janaury 2006

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Executed and delivered as a deed by )
TIGER TELEMATICS                    )
INC.                                )
acting by:                          )
                                    Director

                                    Director/Secretary





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                                   Schedule 2


                                   Conditions

1.       Definitions and interpretation

1.1      Definitions


         In the Certificate (including these Conditions and the schedule to the Certificate), unless the context otherwise requires, the following expressions have the following meanings:

         "Adjustment"                 adjustment to the number of Common Stock
                                      represented by each of the Warrants in
                                      accordance with these Conditions;

         "Adjustment Notice"          as defined in Condition 6.1 (Adjustments);

         "Advance"                    Each advance made or to be made to the
                                      Company under the on demand loan facility of up to US $5,000,000;

         "By-laws"                    the by-laws of the Company as amended
                                      from time to time and references in
                                      the Certificate to express provisions
                                      of such by-laws shall be deemed to be
                                      amended accordingly following any such
                                      amendments, as necessary;

         "Auditors"                   the auditors to the Company for the time
                                      being;

         "Business                    Day" any day other than Saturday, Sunday
                                      or any day which is a public holiday in
                                      the place or places at which the
                                      transaction in question is being effected or the notice in question is being received;

         "Common Stock"               the Company's common stock of US $0.001
                                      each the rights attaching to which are set out in the By-laws;

         "Consent"                    the consent in writing of the Holders of
                                      at least 75 per cent in Nominal Amount of the Warrants;

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         "Drawdown Date"              The date on which an Advance is made, or
                                      is proposed to be made;

         "Extraordinary Resolution"   an extraordinary resolution of the Holders
                                      passed in accordance with the provisions contained in condition 13;

         "Holder" the registered holder or holders for the time being of this Warrant;

         "Holders"                    the  several registered  holders for the
                                      time being of the Warrants;

         "Loan Agreement"             The loan agreement entered into between
                                      the Company and Laffitte Partners LLC on
                                      [   ] January 2006 pursuant to which
                                      Laffitte Partners LLC has agreed to lend the Company up to US $5,000,000;

         "Nominal Amount"             the aggregate nominal amount of Common
                                      Stock for which Holders may subscribe
                                      pursuant to the Warrants;

         "Subscription Right"         as defined in Condition 2.1;

         "this Warrant"               the Warrant to subscribe for Common Stock,
                                      as comprised in the Certificate; and

         "Warrants"                   all the Warrants for the time being
                                      outstanding and issued on the date hereof.
1.2      Interpretation

         In the Certificate (including these Conditions and the schedule hereto), words denoting persons only shall include corporations, each gender shall include every other gender.

1.3      Status

         These Conditions govern this Warrant only. Each other Warrant is itself subject to identical conditions. This Warrant and any other Warrant may only be valued, altered or notified as described in condition 5.

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2.       Exercise of Warrants

2.1      Subscription Right

         From and including the Drawdown Date of the first Advance made under the Loan Agreement to and including a date which falls three years after such Drawdown Date, the Holder shall have the right ("the Subscription Right") by notice in writing to the Company in the form attached to the Certificate (an "Exercise Notice") to subscribe, for any number of Common Stock up to the maximum number of Common Stock shown on the Certificate at the subscription price per Common Stock (in each case subject to Adjustment pursuant to Condition 6) shown on the Certificate.

2.2      Exercise Notice

         An Exercise Notice shall be accompanied by the Certificate and the subscription moneys payable on its exercise.

2.3      Allotment of Common Stock

         Upon receipt of an Exercise Notice, the Company shall allot to the Holder the number of Common Stock for which the Holder has subscribed.

2.4      Exercise in part

         If this Warrant is exercised in part only, the Company shall forthwith send to the Holder a new Certificate in respect of the unexercised portion of the Warrant, which at the date of such issue shall take into account any adjustments made pursuant to Condition 6 hereof.

2.5      Restrictions on Transfer of Common Stock

         The common stock to be issued upon exercise of the Subscription Right will be "Restricted Securities" as defined in Rule 144 under the U. S. Securities Act of 1933, as amended, and the certificates representing such Common Stock shall bear the following legend:

         "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS."

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3.       Ranking of Common Stock on exercise

         All Common Stock allotted upon the Holder exercising his Subscription Right shall rank pari passu in all respects with the issued Common Stock of the Company at the date of allotment provided that they shall rank only in respect of dividends or other distributions declared, made or paid on or after the date of allotment.

4.       Undertakings by the Company

         Until the Subscription Right shall cease to be exercisable the Company shall:

4.1      Sufficiency of unissued Common Stock

         Keep unissued sufficient Common Stock in the capital of the Company to enable it to discharge its obligations under this Warrant; and

4.2      Information

         Send to the Holder at the same time as circulars, notices or accounts are sent to members a copy of:

         (a) all circulars and other notices (including but not limited to notices convening general meetings of the Company) sent by the Company to its members;

         (b) the latest audited consolidated annual accounts of the Company from time to time;

5.       Variation of rights

         (a)      Consents to variations in Holders' rights

                  The Holders shall have power, exercisable by Extraordinary Resolution or by Consent, to agree to any modification, alteration, abrogation or arrangement in respect of the rights of the Holders against the Company which shall be proposed by the Company and which is to apply to all of the Warrants.

         (b)      Restriction on altering rights under Warrant

                  Neither this Warrant nor any other Warrant shall be altered or modified and the rights of the Holder under this Warrant or of other Holders under the other Warrants shall not be modified, attended or abrogated, unless by deed executed by the Company and the Holder and unless the sanction of an Extraordinary Resolution or Consent shall have been given to such alteration, modification or abrogation.

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6.       Adjustments

6.1      Restricted matters


         Until the Subscription Right shall cease to be exercisable, the Company shall not:

         (a)      consolidate or sub-divide any of its Common Stock; or

         (b) issue any Common Stock whether by way of capitalisation of profits or reserves to holders of Common Stock or otherwise; or

         (c)      purchase or redeem any of its share capital; or

         (d) make any reduction of share capital, share premium account or capital redemption reserve involving repayment or money to shareholders or reduce any uncalled liability in respect thereof

         (each a "Restricted Event") unless the Company shall have given not less than 21 days' prior written notice in writing thereof (an "Adjustment Notice") to the Holder and the Holder shall have given its written consent to such Restricted Event taking place.

6.2      Adjustments

         Any Adjustment Notice shall be accompanied by a copy of a letter (obtained at the Company's expense) addressed to the Company and the Holders from the Auditors setting out any adjustment to the Warrants that will are necessary to ensure that, after the Restricted Event has occurred, the Holder is in as close a position as possible to the position it was in prior to the occurrence of the Restricted Event.

6.3      Binding effect

         The adjustments set out in the letter referred to above shall (save in the case of manifest error) be binding on the Company and the Holder with effect from the date of the written consent of the Holder to the Adjustment Notice and the Company shall (at its own expense) take all such actions as may be necessary to give effect to such adjustments. The Company shall send to the Holder additional or replacement Certificates reflecting such adjustments, fractional entitlements being ignored.

7.       Rights of the Holder

         Until the Subscription Right shall cease to be exercisable, the consent in writing of the Holder shall be required prior to any of the following events:

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7.1      the Company:

         (a)      altering its By-laws; or

         (b) varying in any way (whether directly or indirectly) the rights attached to any of the common stock for the time being in the capital of the Company; or

         (c)      passing a resolution that it be wound up;

7.2      the Company or any of its subsidiaries:

         (a) altering, increasing, reducing, sub-dividing or consolidating its authorised or issued share capital; or

         (b) granting any option or other right to subscribe for common stock; or

         (c)      disposing of its undertaking or any substantial part thereof;
                  or

         (d) disposing of or acquire any interest in any common stock in the capital of any company; or

         (e) increasing salary, fees, emoluments, bonus or any other payments including sums by way of pension contributions and the cash value of any benefits in kind for the managers by a sum in excess of 10% of the aggregate payable in respect of the relevant financial year

8.       Sale to extend to Warrants

         The Company will use its best endeavours to procure that any general offer for the Common Stock in issue extends to the Common Stock in respect of which this Warrant is exercisable on the same terms and conditions as the other Common Stock.

9.       Liquidation

         If the Company is wound up or on any other distribution or return of capital on or before the Subscription Right has become exercisable then:

         (a)      Approved schemes or arrangements

                  If such winding-up is for the purpose of a reconstruction or amalgamation pursuant to a scheme or arrangement approved by an Extraordinary Resolution or by a Consent, the terms of such scheme or arrangement will be binding on the Holder; and

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         (b)      Other situations

                  In any other case, the Company will give notice to the Holder stating that a resolution for the voluntary winding-up of the Company has been passed or, as the case may be, that an order of the Court for the winding-up of the Company has been made within 1 month after the date of such resolution or order, as the case may be, and the Holder shall be entitled at any time within 2 months after the date of such notice to elect by notice in writing to the Company to be treated for the purposes of proof in such winding-up as if he had, immediately before the date of the passing of such resolution or the making of such order, as the case may be, exercised his Subscription Right and he shall in such case be entitled to receive such a sum, if any, as he would have received had he been the holder of, and paid for, the Common Stock to which he would have become entitled by virtue of such exercise, after deducting from such sum an amount equal to the subscription moneys which would have been payable on such exercise but nothing contained in this sub-paragraph shall have the effect of requiring a Holder to make any actual payment to the Company.

10.      Register of Warrants

10.1     The Register

         The Company shall keep a register of Warrants at its Registered Office in which shall be entered:

         (a)      the names and addresses of the Holders;

         (b) the number of Common Stock (subject to Adjustment) represented by each Warrant;

         (c) the date at which the name of each Holder is entered in respect of the Warrant standing in his name; and

         (d) the serial number of each Certificate and the date of issue thereof.

         Any change of name or address on the part of the Holder shall be notified to the Company and thereupon the register shall be altered accordingly. The Holder shall be entitled at all reasonable times during normal business hours to inspect the register and to take copies thereof.

10.2     Trusts

         The Company shall recognise the Holder as the absolute owner of this Warrant and shall not be bound to take notice of or to see to the

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         execution of any trust, whether express, implied or constructive, to which this Warrant may be subject, and the receipt of such Holder for the shares on exercise of this Warrant shall be a good discharge to the Company notwithstanding any notice it may have whether express or otherwise of the right, title, interest or claim of any other person to or in this Warrant. No notice of any trust, express, implied or constructive, shall (except as provided by statute or as required by an order of a court of competent jurisdiction) be entered on the register in respect of this Warrant.

10.3     Entitlement

         The Holder shall be recognised by the Company as entitled to this Warrant free from any equity, set-off or counter-claim on the part of the Company against the original or any intermediate holder of the Warrant.

11.      Transferability of Warrants

         Neither this Warrant nor any part of the Subscription Rights shall be transferable.

12.      Renewal of Certificates

         If the Certificate is lost, worn-out, defaced or destroyed, it may be renewed on such terms as to evidence, identity, indemnity and expense incurred by the Company in investigating or verifying title as the directors of the Company may reasonably think fit provided that in the case of defacement or being worn out the Certificate must be surrendered before the new Certificate is issued.

13.      Notices

         A notice may be given by the Holder or by the Company either personally or by sending it by prepaid first class post, airmail, facsimile or telex to its registered office, in the case of a notice to the Company, or to its registered address or to any other address supplied by such Holder to the Company for the giving of notice, in the case of a notice to a Holder. A properly addressed and prepaid notice sent by post shall be deemed to have been served at an address within the United Kingdom at the expiry of 48 hours after the notice is posted and to have been served at an address outside the United Kingdom at the expiry of 72 hours after the notice is posted. Where a notice is given by facsimile, service of the same shall be deemed to be effected upon receipt of telephone or other confirmation of its receipt. Where a notice is given by telex, service of the same shall be deemed to be effected upon receipt of the appropriate answerback code at the end of the sender's copy of the telex.

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14.      Meetings of Holders

14.1     Convening meetings of Holders

         At any time and from time to time the Company may and shall, upon the written request of persons registered as Holders of not less than one tenth in Nominal amount of the Warrants for the time being outstanding, convene a meeting of the Holders.

14.2     Notice of Meeting

         At least 14 clear days' notice, or when the meeting is being convened for the purposes of passing an Extraordinary Resolution, at least 21 clear days' notice of the place, day and time of any meeting shall be given to the Holders.

14.3     Form of Notice

         In the case of a meeting being convened for the purposes of passing an Extraordinary Resolution, the notice shall state the terms of the Extraordinary Resolution. Except as aforesaid, it shall be necessary to specify in any such notice only the general nature of any business to be transacted at the meeting thereby convened.

14.4     Omission to give Notice

         The accidental omission to give notice of the meeting to or the non-receipt of a notice of a meeting by any person entitled to receive notice shall not invalidate the proceedings at that meeting.

14.5     Chairman

         The chair shall be taken by a person nominated by the Company who need not be a Holder or a representative of a Holder. If no person shall be nominated or the person nominated shall be absent from a meeting, the Holders may elect a chairman from among themselves.

14.6     Quorum

         Except as otherwise provided herein, no business shall be transacted at any meeting unless a quorum of the Holders is present at the time when the meeting proceeds to business. A quorum shall consist of person(s) holding or representing by proxy not less than one tenth in Nominal Amount of the Warrants for the time being outstanding provided that, if the business of the meeting includes the consideration of an Extraordinary Resolution, the quorum shall be person(s) holding or representing by proxy not less than one third in Nominal Amount of the Warrants for the time being outstanding.

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14.7     Adjournment

         If within one half hour from the time appointed for the meeting a quorum is not present, the meeting, if convened on a requisition of Holders, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week and at the same place and time or to such other place and time not less than 7 days later as the Chairman of the meeting shall direct provided that at least 7 days' notice of such adjourned meeting shall be given to the Holders specifying the place and time of such adjourned meeting and stating that if a quorum is not present the Holders present shall be a quorum. If at such adjourned meeting a quorum is not present, the Holders then present in person or by proxy shall be a quorum.

14.8     Chairman's power to adjourn

         The Chairman may with the consent of the meeting adjourn any meeting from time to time and from place to place but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

14.9     Voting rights

         At every meeting every Holder present in person or by proxy shall be entitled to 1 vote on a show of hands. On a poll every Holder present in person or by proxy shall have 1 vote for every US $0.001 in Nominal Amount of Warrants held by him.

14.10    Joint Holders

         If 2 or more persons are registered as joint Holders of any Warrant, the vote of the senior who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the other joint Holders and for this purpose seniority shall be determined by the order in which the names stand in the register.

14.11    Demanding a poll

         At any meeting a resolution put to the vote shall be decided on a show of hands unless (before or on the declaration of the result of the show of hands) a poll is demanded by the Chairman or by one or more persons holding or representing by proxy not less than one twentieth in Nominal Amount of the Warrants for the time being outstanding.

14.12    Declaration of resolution

         Unless a poll is demanded, a declaration by the Chairman that a resolution has been passed or lost by a show of hands and an entry to that effect in the minute book hereinafter directed to be kept shall be conclusive evidence that the resolution has been duly passed or lost without proof of the number of votes recorded in favour of or against such resolution.

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14.13    Method of taking a poll

         If a poll is demanded it shall be taken in such a manner and at such time and place as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

14.14    Effect of taking a poll

         A demand for a poll shall not preclude the transaction of any business other than that on which a poll has been demanded.

14.15    Instrument appointing a proxy

         The instrument appointing a proxy shall be in writing signed by the appointor or his attorney duly authorised or, if the appointor is a corporation, either under seal or under the hand of an officer or attorney duly authorised and may be in any suitable and proper form.

14.16    Identity of a proxy

         A proxy need not be a Holder.

14.17    Deposit of proxy

         The instrument appointing a proxy and any power of attorney or other authority under which it is signed shall be deposited at the registered office of the Company not less than 48 hours before the time appointed for holding the meeting in respect of which such proxy is to be used unless the notice convening the meeting shall otherwise direct.

14.18    Votes tendered by a proxy

         A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the revocation of the proxy or of the authority under which the proxy was executed PROVIDED THAT no information in writing of such revocation shall have been received by the Company at its registered office or at such other place (if any) for the deposit of instruments of proxy as may have been specified in the notice convening the meeting before the commencement of the meeting or adjourned meeting at which the proxy is used.

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14.19    Corporation

         Any corporation being a Holder may by writing under the hand of one of its directors or its secretary authorise any person to act as its representative at any meeting of the Holders and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation he represents as that corporation could exercise if it were an individual Holder present in person at the meeting.

14.20    Minutes

         The Chairman of the meeting shall at the expense of the Company cause minutes of the proceedings of the meeting to be drawn up and duly entered in a book to be kept for that purpose by the Company and the minutes shall be signed by him or by the Chairman of the next meeting and any such minutes if purporting to be signed by such Chairman shall be conclusive evidence of the matters therein stated.

14.21    Effect of resolutions

         Any resolution passed at a duly convened meeting of the Holders shall be binding on all the Holders whether or not present at the meeting at which the resolution was passed.

14.22    Extraordinary resolution

         An Extraordinary Resolution is a resolution passed at a meeting of the Holders duly convened and held in accordance with the provisions hereof by a majority consisting of 75% of the persons voting thereat upon a show of hands or, if a poll is duly demanded, then by a majority consisting of not less than 75% of the votes given on such poll.







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Executed as a deed by                       )
TIGER TELEMATICS                    )
INC.                                        )
in the presence of:                         )

                                            Director


                                            Director/Secretary









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